UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2017

COGNEX CORPORATION
(Exact name of registrant as specified in charter)

Massachusetts	001-34218	04-2713778
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Vision Drive Natick, Massachusetts 01760-2059
(Address, including zip code, of principal executive offices)

(508) 650-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 16, 2017, Cognex Corporation (the “Company”) issued a news release to report its financial results for the quarter and year ended December 31, 2016.  The release is furnished as Exhibit 99.1 hereto.  The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 15, 2017, the Board of Directors of the Company appointed John J. Curran as Senior Vice President and Chief Financial Officer of the Company, commencing on February 17th.  In such capacity, Mr. Curran will serve as the principal financial officer and principal accounting officer of the Company for purposes of filings with the Securities and Exchange Commission.  Mr.  Curran is succeeding Richard A. Morin, Executive Vice President of Finance and Administration and Chief Financial Officer (and current principal financial officer and principal accounting officer), who is retiring after 18 years with the Company. Mr. Morin will remain with the Company full time through the end of March 2017; after his retirement, he will continue with the Company in a non-executive role.

Mr. Curran, age 51, joined the Company in September 2016 as Senior Vice President of Finance.  Prior to joining the Company, Mr. Curran had a 21-year career at EMC Corporation, a company that manages businesses involved in the transformation of information technology, where he most recently served as Senior Vice President of Finance and Corporate Controller.  Prior to that, he was Interim CFO for Pivotal, Inc., a $200 million subsidiary of EMC focusing on application and data infrastructure software, agile development services and data science consulting. He holds a Bachelor of Science degree in Accounting and an MBA from Babson College.

Item 8.01	Other Events

On February 16, 2017, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.075 per share.  The dividend is payable on March 17, 2017 to all shareholders of record as of the close of business on March 3, 2017.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.        Description

99.1                     News release, dated February 16, 2017, by Cognex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated:	February 16, 2017	By: /s/ Richard A. Morin
Richard A. Morin
Executive Vice President of Finance and Administration
and Chief Financial Officer